Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

FT Vest DJIA® Dogs 10 Target Income ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

Dated October 23, 2026

Notwithstanding anything to the contrary in the Fund’s prospectus or summary prospectus, for purposes of the Fund’s stated target annual distribution rate, the Fund considers the current annual forward dividend yield of the Dow Jones Industrial Average.

Please Keep this Supplement with your Fund Prospectus

and Summary Prospectus for Future Reference